Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Alexander von Welczeck, President and Chief Executive Officer of friendlyway Corporation (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Annual Report on Form 10-KSB of the Corporation for the fiscal year ended October 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: March 8, 2006

By:	/s/ Alexander von Welczeck
Alexander von Welczeck
President and Chief Executive Officer